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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 19, 2007
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                  0-26395                94-3228750
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 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

          101 Spear Street, Suite 203, San Francisco, CA      94105
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             (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

The Securities Purchase Agreement dated as of June 4, 2004 (the "Purchase Agreement"), as amended on September 30, 2004, February 2, 2005, November 9, 2005, December 21, 2005, July 27, 2006, September 21, 2006, December 18, 2006,
was further amended by a majority of the Purchasers and Salon Media Group, Inc. ("Salon" or "the Company") on November 19, 2007. The amendment included restating Schedule A to reflect the issuance of 292 shares of Series D-5 preferred stock and a warrant to purchase 35,040 shares of Salon's common stock to one investor for which Salon received $350,400 in cash. The investor was William Hambrecht, the father of Elizabeth Hambrecht, a director of the Company. Ms. Hambrecht served as Salon's CEO and President until September 13, 2007.

The Purchasers who amended the Purchase Agreement included John Warnock, Marva Warnock, William Hambrecht, and Elizabeth Hambrecht.

Item 3.02  Unregistered Sales of Equity Securities

The Purchase Agreement, as amended, facilitated the issuance of 292 shares of Series D-5 preferred stock at $1,200 per share and the issuance of a warrant to purchase 35,040 shares of Salon's common stock at an exercise price of $1.84 per share. The funds received will be used for working capital and other general corporate purposes. The 292 shares of Series D-5 preferred stock issued are convertible into, and have the voting rights of 233,600 shares of common stock of Salon.

The securities were issued to an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act of 1933 and pursuant to an exemption from the registration requirements of the Securities Act of 1933 set forth in
Section 506 of Regulation D.

On November 14, 2007, a majority of the shareholders of Series D preferred stock, and a majority of the shareholders of the Series D-5 preferred stock, approved an amendment to the Certificate of Designation of Preferences and Rights of the Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock, and Series D-5 Preferred Stock, included herewith as Exhibit 3.4.4. The amendment stipulated that the conversion price for the 292 shares of Series D-5 preferred stock sold in this transaction be $1.50. Therefore, the Series D-5 preferred stock issued are convertible into common stock of Salon at the conversion rate determined by dividing the per share price of $1,200 by the conversion price of $1.50. The preferred stock conversion price is subject to downward adjustment in the event of certain subsequent Company stock issuances.

The warrant issued may be exercised at any time until November 19, 2010. In the event of a change in control within the exercise period, Salon will give the warrant holders thirty (30) days advance notice of the effective date of such transaction, and to the extent the warrant has not been exercised in full by the effective date of such transaction, the warrant will terminate. The exercise price of the warrant may be adjusted downward in the event of certain subsequent Company stock issuances. In the event of an exercise, the resulting shares of common stock may not be sold, or offered for sale for a one-year period.


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

The Purchase Agreement, as amended, and the Certificate of Designation of Preferences and Rights of the Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock and Series D-5 Preferred Stock, as amended, do not allow for further issuance of Series D preferred stock.

The Series D Preferred Stock, warrants, and underlying shares of common stock have not been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from registration requirements.

The foregoing description of the private placement is qualified in its entirety by reference to the:

     1. Certificate of Designation of Preferences and Rights of the Series D-1 Preferred Stock, Series D-2 Preferred Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock and Series D-5 Preferred Stock, a copy of which was filed with the Current Report dated June 16, 2004 as
          Exhibit 3.4.3,
     2. Purchase Agreement, a copy of which was filed with the Current Report dated June 16, 2004 as Exhibits 4.2.82,
     3. Amendment No.1 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated October 6, 2004 as Exhibit 4.2.84,
     4. Amendment No.2 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated February 4, 2005 as Exhibit 4.2.86,
     5. Amendment No.3 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated November 10, 2005 as Exhibit 4.2.88,
     6. Amendment No.4 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated December 22, 2005 as Exhibit 4.2.89,
     7. Amendment No.5 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated July 27, 2006 as Exhibit 4.2.91
     8. Amendment No.6 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated September 26, 2006 as Exhibit 4.2.95
     9. Amendment No.7 To Securities Purchase Agreement, a copy of which was filed with the Current Report dated December 20, 2006 as Exhibit 4.2.98

Each of the above listed exhibits is incorporated herein by reference. In addition, the foregoing description of the private placement is qualified in its entirety by reference to Amendment No.8 To Securities Purchase Agreement and the Common Stock Purchase Warrant, copies of which are filed with this current report as Exhibits 4.2.101 and 4.2.102, and each of these exhibits is incorporated herein by reference.


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

Item 9.01.  Financial Statements and Exhibits

Exhibit No.    Description
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3.4.4          Amendment to the Certificate of Designation of Preferences and
               Rights of the Series D-1 Preferred Stock, Series D-2 Preferred
               Stock, Series D-3 Preferred Stock, Series D-4 Preferred Stock, and Series D-5 Preferred Stock.

4.2.101 Amendment No. 8 To Securities Purchase Agreement dated as of November 19, 2007.

4.2.102 Common Stock Purchase Warrant dated November 19, 2007 issued by Salon Media Group, Inc. to The Hambrecht 1980 Revocable Trust.



SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SALON MEDIA GROUP, INC.


Dated: November 20, 2007                 /s/ Conrad Lowry
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                                         Conrad Lowry, Chief Financial Officer,
                                         and Secretary



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